SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20546

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 5, 1997


                           LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                    ------------------------------------
           (Exact name of registrant as specified in its charter)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (610) 648-1700

ITEM 5:    OTHER EVENTS
-----------------------

Liberty Property Limited Partnership, is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust") owns an approximate 90.05% interest in the Operating Partnership (as of December 31, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

The Company acquired one property during the period from February 10, 1997 (the date of the Company's last Current Report on Form 8-K) to February 28, 1997 (the "Acquisition"). In addition, as of March 5, 1997, the Company had entered into contracts to purchase 39 additional industrial and office properties which the Company considered probable of closing (the "Pending Acquisitions"). Certain of the Pending Acquisitions involve a significant amount of assets as such term is used in Form 8-K, however, given the pending nature of such acquisitions, they need not be reported at this time pursuant to Item 2 of Form 8-K. However, pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning certain of the properties, is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma financial information is provided in
Item 7.

The Pending Acquisitions aggregate approximately 2.6 million leasable square feet for an estimated Total Investment (as defined below) of approximately $150.1 million, to be paid in a combination of cash, assumption of debt and the issuance of units of limited partnership in the Operating Partnership. The purchase of all of the Pending Acquisitions is subject to various contingencies, including, among others, completion of due diligence and other customary conditions. Accordingly, there can be no assurance that the Company will acquire any or all of the Pending Acquisitions or that the acquisitions will be consummated for the estimated Total Investment. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

The following properties were acquired from unaffiliated parties during the period from February 10, 1997 (the date of the Company's last
Current Report on Form 8-K) to March 5, 1997 or are probable on March 5,
1997.

Completed Acquisition:

      One Walnut Grove, a 66,372 square foot office building in Horsham, Pennsylvania, on February 20, 1997 for $6.3 million.

Pending Acquisitions:

      Individual Properties
      ---------------------

      6620 Southpoint Drive, a 59,192 square foot office building in Jacksonville, Florida.

      95 Highland Avenue, a 73,000 square foot office building in Bethlehem, Pennsylvania.

      236 Brodhead Road, a 45,097 square foot office building in Bethlehem, Pennsylvania.

      Atrium Building, a 56,937 square foot office building in High Point, North Carolina.

      Portfolio Acquisitions
      ----------------------

      South Carolina Properties
      -------------------------

         3820 Faber Place, a 39,422 square foot flex building in Charleston, South Carolina.

         3860 Faber Place, a 42,500 square foot flex building in Charleston, South Carolina.

         3875 Faber Place, a 64,113 square foot office building in Charleston, South Carolina.

         4055 Faber Place, a 52,644 square foot office building in Charleston, South Carolina.

         Alcoa Fujikura, a 222,670 square foot industrial building in Greenville, South Carolina.

         440 Knox Abbot Drive, a 50,209 square foot office building in Cayce, South Carolina.

         Perrigo, a 72,000 square foot industrial building in Greenville, South Carolina.

         420 Park Avenue, a 46,127 square foot office building in Greenville, South Carolina.

         Twin Lakes, a 40,000 square foot flex building in Charlotte, North Carolina.

         Crowfield, a 103,684 square foot flex building in Charleston, South Carolina.

         Northpoint, a 103,684 square foot flex building in Columbia, South Carolina

         Woodfield, a 103,624 square foot industrial building in Greenville, South Carolina

         Stone Safety, a 169,000 square foot industrial building in Greenville, South Carolina.

         Woodland Buildings ABC, an 89,758 square foot three-building flex project in Tampa, Florida.

         Woodland Building D, a 52,677 square foot flex building in Tampa, Florida.

         Woodland Building E, a 45,382 square foot flex building in Tampa, Florida.

         Woodland Building F, a 39,155 square foot flex building in Tampa, Florida.

         Woodland Building G, a 39,155 square foot flex building in Tampa, Florida.

         Land - Approximately 800 acres.

      Minnesota Properties
      --------------------

         330 Second Avenue South, a 197,100 square foot office building in Minneapolis, Minnesota.

         Shady Oak Business Center, a 304,073 square foot seven-building flex project in Eden Prairie, Minnesota.

         2905 Northwest Boulevard, an 84,765 square foot flex building in Plymouth, Minnesota.

         2800 Campus Drive, a 64,626 square foot flex building in Plymouth, Minnesota.

         2955 Xenium Lane, a 24,800 square foot flex building in Plymouth, Minnesota.

         9401-9443 Science Center Drive, a 73,898 square foot flex building in New Hope, Minnesota.

         6321-6325 Bury Drive, a 72,965 square foot flex building in Eden Prairie, Minnesota.

         7115-7173 Shady Oak, a 77,925 square foot two-building flex project in Eden Prairie, Minnesota.

         7660-7716 Golden Triangle Drive, an 88,302 square foot flex building in Eden Prairie, Minnesota.

         7400 Flying Cloud Drive, a 32,137 square foot flex building in Eden Prairie, Minnesota.

This report also contains pro forma financial information which reflects the incremental effects of the property acquired between February 10, 1997 and February 28, 1997, together with the 22 properties acquired during the period from January 1, 1996 to February 10, 1997 which were described in the Company's Current Reports on Form 8-K dated December 10, 1996 and February 10, 1997, (collectively, the "Acquired Properties") and for the Pending Acquisitions in the financial statements of the Trust and the Operating Partnership.

The Acquired Properties were acquired for cash using funds provided by the Company's financing sources.

Factors considered by the Company in determining the price to be paid for the properties included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   -----

 (a)  Statement of Operating Revenues and Certain
      Operating Expenses for the South Carolina Properties

             Report of Independent Auditors........................    7

             Statement of Operating Revenues and Certain
                Operating Expenses for the South Carolina
                Properties for the year ended December 31, 1996....    8
             Notes to the Statement of Operating Revenues and
                Certain Operating Expenses for the South Carolina
                Properties for the year ended December 31, 1996....    9

(b)   Statement of Operating Revenues and Certain
      Operating Expenses for the Minnesota Properties

             Report of Independent Auditors........................   12

             Statement of Operating Revenues and Certain
                Operating Expenses for the Minnesota Properties
                for the year ended December 31, 1996...............   13
             Notes to the Statement of Operating Revenues and
                Certain Operating Expenses for the Minnesota
                Properties for the year ended December 31, 1996 ...   14

 (c)   Pro Forma Financial Information (unaudited)

      Liberty Property Trust.......................................   17

             Pro Forma Condensed Consolidated Balance Sheet as of
                December 31, 1996..................................   18
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996...................   19
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the year ended
                December 31 1996..................................    20

      Liberty Property Limited Partnership.........................   22

             Pro Forma Condensed Consolidated Balance Sheet as of
                December 31 1996..................................    23
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996..................    24
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the year ended
                December 31, 1996.................................    25

(d)   Exhibits

             23.1  Consent of Independent Auditors................    28

             23.2  Consent of Independent Auditors................    29

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the South Carolina Properties, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of South Carolina Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of South Carolina Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 of the South Carolina Properties, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
January 28, 1997

                COMBINED STATEMENT OF OPERATING REVENUES AND
         CERTAIN OPERATING EXPENSES FOR THE SOUTH CAROLINA PROPERTIES
                   FOR THE YEAR ENDED DECEMBER 31, 1996
                               (IN THOUSANDS)


                                             YEAR ENDED
                                             DECEMBER 31,
                                                1996
                                             ------------

Operating revenues:

 Rental                                      $     5,642

 Operating expense reimbursement                   1,379
                                             ------------

   Total operating revenues                        7,021
                                             ------------

Certain operating expenses

  Rental property expenses                         1,173

  Real estate taxes                                  820
                                             ------------

  Total certain operating expenses                 1,993
                                             ------------

Operating revenues in excess of certain
  operating expenses                         $     5,028
                                             ============


The accompanying notes are an integral part of this statement.

                  NOTES TO THE STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES FOR THE SOUTH CAROLINA PROPERTIES
                         FOR THE YEAR ENDED DECEMBER 31, 1996

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of eighteen properties acquired by Liberty Property Limited Partnership (the "Operating Partnership") during the period from February 28, 1997 through April 30, 1997, (the "South Carolina Properties"), as described below. Liberty Property Trust (the "Company") owns an approximate 90.05% partners' interest in the Operating Partnership (as of December 31, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company").

SOUTH CAROLINA PROPERTIES
-------------------------

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

3820 Faber Place            Charleston, SC          One, one-story flex
                                                    building
                                                    39,422 square feet

3860 Faber Place            Charleston, SC          One, one-story flex
                                                    building
                                                    42,500 square feet

3875 Faber Place            Charleston, SC          One, three-story
                                                    flex building
                                                    64,113 square feet

4055 Faber Place            Charleston, SC          One, one-story flex
                                                    building
                                                    52,644 square feet

Alcoa Fujikura              Greenville, SC          One, one-story in-
                                                    dustrial building
                                                    222,670 square feet

440 Knox Abbott Drive
(Park Place)                Cayce, SC               One, five-story
                                                    office building
                                                    50,209 square feet

Perrigo                     Greenville, SC          One, one-story in-
                                                    dustrial building
                                                    72,000 square feet

                  NOTES TO THE STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES FOR THE SOUTH CAROLINA PROPERTIES
                         FOR THE YEAR ENDED DECEMBER 31, 1996

1.  Summary of Significant Accounting Policies (continued)
---------------------------------------------------------

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
420 Park Avenue             Greenville, SC          One, three-story
                                                    office building
                                                    46,127 square feet

Twin Lakes                  Charlotte, NC           One, one-story
                                                    flex building
                                                    40,000 square feet

Crowfield                   Charleston, SC          One, one-story
                                                    flex building
                                                    103,684 square feet

Northpoint                  Columbia, SC            One, one-story
                                                    flex building
                                                    103,684 square feet

Woodfield                   Greenville, SC          One, one-story in-
                                                    dustrial building
                                                    103,624 square feet

Stone Safety                Greenville, SC          One, one-story in-
                                                    dustrial building
                                                    169,000 square feet

Woodland Buildings ABC      Tampa, FL               Three one-story flex
                                                    buildings
                                                    89,758 square feet

Woodland Building D         Tampa, FL               One, one-story flex
                                                    building
                                                    52,526 square feet

Woodland Building E         Tampa, FL               One, one-story flex
                                                    building
                                                    45,382 square feet

Woodland Building F         Tampa, FL               One, one-story flex
                                                    building
                                                    39,155 square feet

Woodland Building G         Tampa, FL               One, one-story flex
                                                    building
                                                    39,155 square feet

Land                        Various locations       Approximately 800 acres

                NOTES TO THE STATEMENT OF OPERATING REVENUES AND
           CERTAIN OPERATING EXPENSES FOR THE SOUTH CAROLINA PROPERTIES
                         FOR THE YEAR ENDED DECEMBER 31, 1996

1.  Summary of Significant Accounting Policies (continued)
---------------------------------------------------------

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Combined Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the South Carolina Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to South Carolina Properties.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight line basis over the term of the lease. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the South Carolina Properties under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                         $ 5,096
                1998                           4,586
                1999                           3,801
                2000                           3,040
                2001                           2,360
                Thereafter                     9,866
                                             -------
                Total                        $28,749
                                             =======

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Minnesota Properties, as defined in
Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of the Minnesota Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Minnesota Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 of the Minnesota Properties, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
February 24, 1997

                COMBINED STATEMENT OF OPERATING REVENUES AND
           CERTAIN OPERATING EXPENSES FOR THE MINNESOTA PROPERTIES
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                               (IN THOUSANDS)


                                             YEAR ENDED
                                             DECEMBER 31,
                                                1996
                                             ------------

Operating revenues:

 Rental                                      $     6,417

 Operating expense reimbursement                   3,897
                                             ------------

   Total operating revenues                       10,314
                                             ------------

Certain operating expenses

  Rental property expenses                         1,648

  Real estate taxes                                2,370
                                             ------------

  Total certain operating expenses                 4,018
                                             ------------

Operating revenues in excess of certain
  operating expenses                         $     6,296
                                             ============


The accompanying notes are an integral part of this statement.

                NOTES TO THE STATEMENT OF OPERATING REVENUES AND
            CERTAIN OPERATING EXPENSES FOR THE MINNESOTA PROPERTIES
                        FOR YEAR ENDED DECEMBER 31, 1996

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of ten projects (seventeen properties) to be acquired by Liberty Property Limited Partnership (the "Operating Partnership") during the period from February 28, 1997 through April 30, 1997, (the "Minnesota Properties"), as described below. Liberty Property Trust (the "Company") owns an approximate 90.05% partners' interest in the Operating Partnership (as of December 31, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company").

THE MINNESOTA PROPERTIES
------------------------

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

330 Second Avenue South     Minneapolis, MN         One, eight-story
                                                    office building
                                                    197,100 square feet

Shady Oak Business Center   Eden Prairie, MN        Seven, one-story
                                                    flex buildings
                                                    304,073 square feet

2905 Northeast Boulevard    Plymouth, MN            One, one-story flex
                                                    building
                                                    84,765 square feet

2800 Campus Drive           Plymouth, MN            One, one-story flex
                                                    building
                                                    64,626 square feet

2955 Xenium Lane            Plymouth, MN            One, one-story flex
                                                    building
                                                    24,800 square feet

9401-9443 Science Cntr Dr.  New Hope, MN            One, one-story flex
                                                    building
                                                    73,898 square feet

6321-6325 Bury Drive        Eden Prairie, MN        One, one-story flex
                                                    building
                                                    72,965 square feet

                NOTES TO THE STATEMENT OF OPERATING REVENUES AND
             CERTAIN OPERATING EXPENSES FOR THE MINNESOTA PROPERTIES
                        FOR YEAR ENDED DECEMBER 31, 1996

1.  Summary of Significant Accounting Policies (continued)
---------------------------------------------------------

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

7115-7173 Shady Oak Place   Eden Prairie, MN        Two, one-story
                                                    flex buildings
                                                    77,925 square feet

7660-7716 Golden
Triangle Drive              Eden Prairie, MN        One, one-story flex
                                                    building
                                                    88,302 square feet

7400 Flying Cloud Drive     Eden Prairie, MN        One, one-story in-
                                                    dustrial building
                                                    32,137 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Combined Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Minnesota Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Minnesota Properties.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight line basis over the term of the lease. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

                NOTES TO THE STATEMENT OF OPERATING REVENUES AND
             CERTAIN OPERATING EXPENSES FOR THE MINNESOTA PROPERTIES
                        FOR YEAR ENDED DECEMBER 31, 1996


2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Minnesota
Properties under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                         $  5,804
                1998                            4,418
                1999                            3,321
                2000                            2,474
                2001                            1,688
                Thereafter                        983
                                             --------
                Total                        $ 18,688
                                             ========

                      LIBERTY PROPERTY TRUST

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1996 reflects the incremental effect of the Acquired Properties and the Pending Acquisitions described in Item 5 as if the acquisitions occurring after December 31, 1996 or probable of occurring had occurred on December 31, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1996 reflect the incremental effect of the Acquired Properties and the Pending Acquisitions, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties and the Pending Acquisitions.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties and the Pending Acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                          LIBERTY PROPERTY TRUST

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                          (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                           ACQUIRED           PROPERTY
                             HISTORICAL   PROPERTIES           TRUST
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Net real estate              $1,059,562   $   176,745      $  1,236,307
Cash and cash equivalents        19,612             -            19,612
Deferred financing and
 leasing costs, net              27,013             -            27,013
Other assets                     46,425             -            46,425
                             ----------   -----------       -----------

   Total assets              $1,152,612   $   176,745       $ 1,329,357
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  240,803   $    70,255 <F3>  $   311,058
Subordinated debentures         171,214             -           171,214
Lines of credit                 266,692        75,000 <F3>      341,692
Other liabilities                56,876             -            56,876
                             ----------   -----------       -----------

    Total liabilities           735,585       145,255           880,840
                             ----------   -----------       -----------

MINORITY INTEREST                41,495        16,897 <F3>       58,392
                             ----------   -----------       -----------

SHAREHOLDERS' EQUITY:
Common shares                        31             -                31
Additional paid-in capital      370,813        14,593 <F3>      385,406
Unearned compensation            (1,408)            -            (1,408)
Retained earnings                 6,096             -             6,096
                             ----------   -----------       -----------

     Total shareholders'
      equity                    375,532        14,593           390,125
                             ----------   -----------       -----------

     Total liabilities and
      shareholders' equity   $1,152,612   $   176,745       $ 1,329,357
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                              LIBERTY PROPERTY TRUST

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                           LIBERTY
                                                           PRO             PROPERTY
                           HISTORICAL   ACQUISITIONS      FORMA             TRUST
                              <F1>          <F4>       ADJUSTMENTS       CONSOLIDATED
                           ----------   -----------    ------------      ------------
REVENUE
Rental                     $  112,841     $ 24,071        $  1,165  <F5>   $ 138,077
Operation expense reim-
 bursement                     35,886       10,856             351  <F5>      47,093
Management fees                 1,340            -               -             1,340
Interest and other              4,198            -               -             4,198
                           ----------    ---------        --------         ---------
Total revenue                 154,265       34,927           1,516           190,708
                           ----------    ---------        --------         ---------

OPERATING EXPENSES
Rental property expenses       29,624        7,500               -            37,124
Real estate taxes              11,229        5,119               -            16,348
General and administrative      8,023            -             650  <F6>       8,673
Depreciation and amorti-
 zation                        28,203            -           6,373  <F7>      34,576
                           ----------    ---------        --------         ---------

Total operating expenses       77,079       12,619           7,023            96,721
                           ----------    ---------        --------         ---------

Operating income               77,186       22,308          (5,507)           93,987

Premium on debenture con-
 version                        1,027            -               -             1,027
Interest expense               38,528            -          15,635  <F8>      54,163
                           ----------    ---------        --------         ---------

Income (loss) before
 minority interest         $   37,631    $  22,308        $(21,142)          38,797

Minority interest               3,891            -           1,160  <F9>      5,051
                            ----------   ---------        --------        ---------

Net income (loss)          $   33,740    $  22,308        $(22,302)        $ 33,746 <F10>
                           ==========    =========        ========        =========

Net income per common
 share - primary                                                           $   1.14
                                                                          =========

Weighted average number
 of common shares out-
 standing                                                                    29,678
                                                                          =========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                         LIBERTY PROPERTY TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
             AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, dollars in thousands)


<F1>  Reflects historical operations of the company as of December 31,
1996 and for the year ended December 31, 1996.

<F2>  Reflects the total investment of the properties acquired subsequent to December 31, 1996 or probable of acquisition as of the date hereof, as required in order to reflect operations for these acquisitions for the year.

                                                               COST
           PROPERTY                  ACQUISITION DATE      (IN MILLIONS)
----------------------------------   ----------------      -------------
Completed Acquisitions:
  650-660 East Swedesford Road       February 10, 1997        $ 19,230
  One Walnut Grove                   February 20, 1997           7,403

Pending Acquisitions                                           150,112
                                                              --------
                                     Total                    $176,745
                                                              ========

<F3>  Reflects the use of $75,000 from the lines of credit, $70,255 from mortgage loans and the issuance of units to finance the original purchase price of property acquisitions which have been completed or are probable of completion on the date hereof. Also reflects the accretion to shareholders which has been reflected as an addition to paid in capital.

<F4>  Reflects the addition of revenues and certain expenses of all properties acquired subsequent to December 31, 1996 or probable of acquisition as of the date hereof, including the Pending Acquisitions, and the addition of incremental revenues and expenses for the 1996 Acquisitions, as required in order to reflect operations for these acquisitions for a full year as follows:

                                                   PENDING
                                                 ACQUISITIONS
                                                 AND COMPLETED
                                      1996       ACQUISITIONS
                                  ACQUISITIONS      IN 1997       TOTAL
                                  ------------   -------------  --------

REVENUE
 Rental                             $  8,204       $ 15,867     $ 24,071
 Operating expense reimbursement       3,392          7,464       10,856
                                     -------       --------     --------
 Total revenue                        11,596         23,331       34,927

OPERATING EXPENSES
 Rental                                2,200          5,300        7,500
 Real estate taxes                     1,340          3,779        5,119
                                    --------       --------     --------
 Total operating expenses              3,540          9,079       12,619
                                    --------       --------     --------
 Operating income                   $  8,056       $ 14,252     $ 22,308
                                    ========       ========     ========

<F5>  Reflects incremental income for significant leases signed subsequent to acquisition for the following properties:

                                            Rental     Operating Expense
                                            Income       Reimbursement
                                            ------      ----------------

      One Walnut Grove                      $  774           $ 351
      Portion of the Minnesota Portfolio:
        7 Woodfield Spec                       100               -
        Woodland Building G                    291               -
                                            ------           -----
                                            $1,165           $ 351

<F6>  Reflects incremental increase in general and administrative expense from the purchase of the South Carolina Properties' and Minnesota Properties' portfolios.

<F7>  Reflects incremental depreciation of the Acquired Properties and the Pending Acquisitions based on asset lives of 40 years.

<F8>  Reflects an incremental increase in interest expense from the assumed borrowings of $75,000 on the lines of credit and $70,255 on the mortgage debt, to fund the purchase of the Acquired Properties and Pending Acquisitions.

<F9>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 13.02%.

<F10>  The Company's pro forma taxable income for the year ended
December 31, 1996 is approximately $33,400 which has been calculated as pro forma income from operations of approximately $33,746 plus GAAP depreciation and amortization of $34,576 less tax basis depreciation and amortization and other tax differences of approximately $33,922.

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1996 reflects the incremental effect of the Acquired Properties and the Pending Acquisitions described in Item 5 as if the acquisitions occurring or probable of occurring after December 31, 1996 had occurred on December 31, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1996 reflects the incremental effect of the Acquired Properties and the Pending Acquisitions, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties and the Pending Acquisitions.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties and the Pending Acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                          (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                                              PROPERTY
                                           ACQUIRED           LIMITED
                             HISTORICAL   PROPERTIES        PARTNERSHIP
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Net real estate              $1,059,562   $   176,745       $ 1,236,307
Cash and cash equivalents        19,612             -            19,612
Deferred financing and
 leasing costs, net              27,013             -            27,013
Other assets                     46,425             -            46,425
                             ----------   -----------       -----------

   Total assets              $1,152,612   $   176,745       $ 1,329,357
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  240,803   $    70,255 <F3>  $   311,058
Subordinated debentures         171,214             -           171,214
Lines of credit                 266,692        75,000 <F3>      341,692
Other liabilities                56,876             -            56,876
                             ----------   -----------       -----------

    Total liabilities           735,585       145,255           880,840
                             ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity        375,532        14,593 <F3>      390,125
Limited partners' equity         41,495        16,897 <F3>       58,392
                             ----------   -----------       -----------

     Total owners' equity       417,027        31,490           448,517
                             ----------   -----------       -----------

     Total liabilities and
      owners' equity         $1,152,612   $   176,745       $ 1,329,357
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                       LIBERTY PROPERTY LIMITED PARTNERSHIP

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                            (UNAUDITED AND IN THOUSANDS)

                                                                             LIBERTY
                                                             PRO             PROPERTY
                           HISTORICAL   ACQUISITIONS        FORMA             TRUST
                              <F1>          <F4>         ACQUISITIONS      CONSOLIDATED
                           ----------   ------------     ------------      ------------
REVENUE
Rental                     $  112,841   $    24,071       $     1,165 <F5>  $ 138,077
Operation expense reim-
 bursement                     35,886        10,856               351 <F5>     47,093
Management fees                 1,340             -                 -           1,340
Interest and other              4,198             -                 -           4,198
                           ----------   -----------       -----------       ---------
Total revenue                 154,265        34,927             1,516         190,708
                           ----------   -----------       -----------       ---------

OPERATING EXPENSES
Rental property expenses       29,624         7,500                 -          37,124
Real estate taxes              11,229         5,119                 -          16,348
General and administrative      8,023             -               650 <F6>      8,673
Depreciation and amorti-
 zation                        28,203             -             6,373 <F7>     34,576
                           ----------   -----------      ------------       ---------

Total operating expenses       77,079        12,619             7,023          96,721
                           ----------   -----------      ------------       ---------

Operating income               77,186        22,308            (5,507)         93,987

Premium on debenture con-
 version                        1,027             -                 -           1,027
Interest expense               38,528             -            15,635 <F8>     54,163
                           ----------   -----------      ------------       ---------

Net income (loss)          $   37,631   $    22,308      $    (21,142)      $  38,797<F10>
                           ==========   ===========      ============       =========

Net income (loss)
 allocated to general
 partner                   $   33,740   $    19,403      $    (19,397)      $  33,746

Net income (loss)
 allocated to limited
 partners                       3,891         2,905            (1,745)          5,051 <F9>
                           ==========   ===========      ============       =========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, dollars in thousands)


<F1>  Reflects historical financial information of the Company as of
December 31, 1996 and for the year ended December 31, 1996.

<F2>  Reflects the total investment of the properties acquired subsequent to December 31, 1996.

           PROPERTY                  ACQUISITION DATE          COST
----------------------------------   ----------------       ----------
Completed Acquisitions:
  650-660 East Swedesford Road       February 10, 1997       $ 19,230
  One Walnut Grove                   February 21, 1997          7,403

Pending Acquisitions                                          150,112
                                                             --------
                                     Total                   $176,745
                                                             ========

<F3>  Reflects the use of $75,000 from the lines of credit, $70,255 from mortgage loans and the issuance of units to finance the original purchase price of property acquisitions which have been completed or are probable of completion on the date hereof. Also reflects the accretion to the general partner which has been reflected as an increase to general partner's equity.

<F4>  Reflects the addition of revenues and certain expenses of all properties acquired subsequent to December 31, 1996 or probable of acquisition as of the date hereof, including the Pending Acquisitions, and the addition of incremental revenues and expenses for the 1996 Acquisitions, as required in order to reflect operations for these acquisitions for a full year as follows:

                                                   PENDING
                                                 ACQUISITIONS
                                                 AND COMPLETED
                                      1996       ACQUISITIONS
                                  ACQUISITIONS      IN 1997       TOTAL
                                  ------------   -------------  --------

REVENUE
 Rental                             $  8,204       $ 15,867     $ 24,071
 Operating expense reimbursement       3,392          7,464       10,856
                                     -------       --------     --------
 Total revenue                        11,596         23,331       34,927

OPERATING EXPENSES
 Rental                                2,200          5,300        7,500
 Real estate taxes                     1,340          3,779        5,119
                                    --------       --------     --------
 Total operating expenses              3,540          9,079       12,619
                                    --------       --------     --------
 Operating income                   $  8,056       $ 14,252     $ 22,308
                                    ========       ========     ========

<F5>  Reflects incremental income and operating expense reimbursement for significant leases subsequent to acquisition for the following properties:

                                            Rental     Operating Expense
                                            Income       Reimbursement
                                            ------      ----------------

      One Walnut Grove                      $  774           $ 351
      Portion of the Minnesota Portfolio:
        7 Woodfield Spec                       100               -
        Woodland Building G                    291               -
                                            ------           -----
                                            $1,165           $ 351

<F6>  Reflects incremental increase in general and administrative expense from the purchase of the South Carolina Properties' and Minnesota Properties' portfolios.

<F7>  Reflects incremental depreciation of the Acquired Properties and the Pending Acquisitions based on asset lives of 40 years.

<F8>  Reflects an incremental increase in interest expense from the assumed borrowings of $75,000 million on the lines of credit and $70,255 on the mortgage debt, to fund the purchase of the Acquired Properties and Pending Acquisitions.

<F9>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 13.02%.

<F10>  The Company's pro forma taxable income for the year ended
December 31, 1996 is approximately $47,916 which has been calculated as pro forma income from operations of approximately $38,797 plus GAAP depreciation and amortization of $34,576 less tax basis depreciation and amortization and other tax differences of approximately $25,457.

                             SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  March 5, 1997           BY: /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  March 5, 1997           BY: /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer